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                           Schedule A to Exhibit 10.2
                           --------------------------



        The following persons entered into Split-Dollar Agreements with the subsidiaries of Park National Corporation ("Park National") identified below which are identical to the Split-Dollar Agreement, dated May 17, 1993, between William T. McConnell, Chairman of the Board and Director of Park National and The Park National Bank ("Park National Bank") and Park National Bank filed as
Exhibit 10(f) to Park National's Annual Report on Form 10-K for the fiscal year ended December 31, 1993 (File No. 0-18772):


Name and Positions Held With Park                     Subsidiary of Park
National and/or                    Date of Split -    National which is Party to
Subsidiaries of Park National      Dollar Agreement   Split-dollar Agreement
-----------------------------      ----------------   ----------------------

DAVID C. BOWERS - Secretary of     June 2, 1993       Park National Bank
Park National; Executive Vice
President and Director of Park
National Bank

C. DANIEL DELAWDER - President,    May 26, 1993       Park National Bank
Chief Executive Officer and
Director of Park National and of
Park National Bank; Director of
The Richland Trust Company

WILLIAM A. PHILLIPS - Director of  May 22, 1998       Century National
Park National; Chairman of Board
and Director of Century National
Bank ("Century National")